Exhibit 99.1

(NYSE Listed: PPO) Investor Presentation June 2009

These materials include "forward-looking statements". All statements other than statements of historical facts included in these materials that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about Polypore International's plans, objectives, strategies and prospects regarding, among other things, the financial condition, results of operations and business of Polypore International and its subsidiaries. We have identified some of these forward-looking statements with words like "believe," "may," "will," "should," "expect," "intend," "plan," "predict," "anticipate," "estimate" or "continue" and other words and terms of similar meaning. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in these materials will be important in determining future results. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including with respect to Polypore International, the following, among other things: the highly competitive nature of the markets in which we sell our products; the failure to continue to develop innovative products; the loss of our customers; the vertical integration by our customers of the production of our products into their own manufacturing process; increases in prices for raw materials or the loss of key supplier contracts; our substantial indebtedness; interest rate risk related to our variable rate indebtedness; our inability to generate cash; employee slowdowns, strikes or similar actions; product liability claims exposure; risks in connection with our operations outside the United States; the incurrence of substantial costs to comply with, or as a result of violations of, or liabilities under environmental laws; the failure in protecting our intellectual property; the loss of senior management; the incurrence of additional debt, contingent liabilities and expenses in connection with future acquisitions; the failure to effectively integrate newly acquired operations; absence of expected returns from the amount of intangible assets we have recorded; the adverse impact from legal proceedings on our financial condition; and natural disasters, epidemics, terrorist acts and other events beyond our control. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward looking statements, we cannot give any assurance that any of the events anticipated by the forward looking statements will occur or, if any of them do, what impact they will have on Polypore International's results of operations and financial condition. You are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date of these materials. We do not undertake any obligation to update these forward looking statements in these materials to reflect new information, future events or otherwise, except as may be required under federal securities laws. This presentation contains certain non-GAAP financial measures, including Adjusted EBITDA. For more information regarding the computation of Adjusted EBITDA and reconciliation to the most directly comparable GAAP measure, see the information and table at the end of the presentation. Safe Harbor Statement

Polypore Overview ROBERT TOTH President & Chief Executive Officer

Polypore is a leading global high technology filtration company specializing in microporous membranes

Polypore is well positioned for long-term growth Leading market positions Our markets have an attractive mix of growth and stability characteristics Proven innovation through a breadth of proprietary process and product technology Global infrastructure and customer base Polypore is well positioned to capitalize on growing and sustainable demand associated with mobile & portable energy and purity as it relates to high performance filtration

Leading positions in our business segments

LTM Q1-2009 Sales	$574mm
LTM Q1-2009 Adj EBITDA*	$163mm

ENERGY STORAGE
Ion Exchange Membranes
LTM Q1-2009 Sales $420mm

ELECTRONICS
LTM *Sales $96mm*

Lithium battery separators for…
- Portable hand-held devices
- Power tools
- Hybrid electric vehicles



TRANSPORTATION & INDUSTRIAL
LTM *Sales $324mm*

Lead acid battery separators for…
- Auto/truck
- Forklifts
- Backup power


Polypore separator

SEPARATIONS MEDIA
High Performance Filtration
LTM Q1-2009 Sales $154mm

HEALTHCARE
LTM Sales $101mm

- Hemodialysis
- Blood oxygenation
- Plasmapheresis



INDUSTRIAL & SPECIALTY
LTM Sales $53mm

- Liquid filtration
- Gasification
- Degasification
- Various separations



* As defined in Polypore's senior secured credit facility

6

Differentiation in high performance filtration increasingly depends on membrane technology Polypore products Flat sheet Hollow fiber Tubular Modules Phase separation Dry stretch Multi-layer Multiple polymers Water & beverage filtration Semiconductor and flat panel display manufacturing Lithium batteries Pharmaceutical manufacturing Applications Polypore processes Polypore has a breadth of proprietary process and product technologies

High growth market with significant upside potential Energy Storage — Electronics Membrane separators for lithium batteries Emerging substantial growth opportunities Low Lithium-ion penetration High Application Market Dynamics End-market Unit growth CORE ELECTRONICS Lithium is technology standard Large application base and continued proliferation into new applications Notebook computers Handsets/mobile phones Portable audio/visual Gaming devices MP3 players Bluetooth devices GPS >8% LARGE-FORMAT CELLS Power tools Lithium displacing nickel as technology standard First commercialized in professional series Moving through DIY/consumer series Other applications Proliferation of new applications for large-format cells Lawn and garden tools Lawn mowers Electric motorcycles Home electronics (vacuum cleaners) HYBRID ELECTRIC VEHICLES AND ELECTRIC VEHICLES Development programs with major auto manufacturers Only 5% HEV/EV penetration in auto builds would double lithium separator demand OTHER MOBILE ENERGY Collaborating with others on advanced technology platforms

Available/planned HEV/EV new model launches Representative OEM participants in lithium-ion programs Emergence of Lithium-ion technology in HEV/EVs Source: Institute of Information Technology, Ltd.; Company management Nickel models available in 2008 New model introductions 17 10 1 8 9 13 17 18 10 13 Base Year 2008 2009 2010 2011 and beyond Nickel Lithium-ion

Replacement batteries are 80% of sales Number of vehicles in operation worldwide Source: WardsAuto.com (through 2004), 2006 based on Company management estimates 1982-2006 CAGR = 3+% Energy Storage — Transportation & Industrial High recurring revenue nature of business due to large replacement market and well positioned in high-growth Asian region millions Membrane separators for lead-acid batteries 1987 1992 1997 2006 Market leader in lead-acid battery separator market Product breadth, scale and global supply capability lead the industry Well-positioned to take advantage of high-growth Asian market Plant expansion in Thailand Production facility in China Recently established presence in India Much greater scale than competitors in Asia Largest technology portfolio in the industry Implemented 2008 restructuring plan 0 100 200 300 400 500 600 700 800 900 1982 2002

Lead-Acid Battery Separator Business Update 2009 performance expected to be below 2008 results Loss of customer contract on 12/31/2008 OEM and Industrial demand weakness Overall demand weakness reached low point Q1-2009 Signs of stability in Q2-2009 Still in seasonal slow period FTC hearing began on 5/12/2009

Separations Media — Healthcare Membranes for medical applications Blood Oxygenation >6% market growth Clinically demonstrated best-in-class PUREMA® membrane Completed transformation from cellulosics to synthetics Significant growth achieved with PUREMA® Critical mass with long-term contract with leading dialyzer manufacturer Unique position as leading independent producer, with broad product line World’s leading supplier High switching costs Modest growth New medical treatment methodologies using blood filtration Polypore has leading expertise in blood/membrane interaction Polypore leverages its healthcare membrane technologies to serve broader filtration applications Hemodialysis Plasmapheresis

POLYPORE



Membranes & modules for industrial & specialty applications

Separations Media — Industrial & Specialty Filtration

	Technology driven growth opportunities	End markets
Liqui-Cel® Contactors	◆ New applications for gas transfer technologies	◆ Semiconductor and flat panel display manufacturing ◆ Ink deaeration
Liqui-Flux® Modules	◆ Forward integrating into hollow fiber-based modules for MF and UF markets	◆ Municipal water treatment ◆ Desalination prefiltration ◆ Wine clarification
OEM membranes	◆ Extending membrane technology to new polymers and configurations	◆ Ultrapure water for microelectronics and pharmaceutical manufacturing ◆ Serum and blood purification ◆ Venting applications in pharmaceutical manufacturing

Growing end markets

- Potable water 5-8% growth*
- Desalination prefiltration 20-25% growth*
- Pharmaceutical /biotechnology 7-10% growth*

Source: Frost & Sullivan; Company management
* Based on U.S. markets

Polypore is well positioned to serve high-growth and high-value membrane filtration opportunities

13

Polypore serves attractive end markets Primary Revenue Drivers Market Dynamics Long-Term End-market Unit growth ENERGY STORAGE ELECTRONICS Laptops, mobile phones and other handheld devices, portable audio/ visual devices, power tools, HEVs High growth, short customer product life cycles >8% TRANSPORTATION & INDUSTRIAL Worldwide fleet of motor vehicles Conversion to high–performance polyethylene separators 80% replacement market >3% SEPARATIONS MEDIA HEALTHCARE Hemodialysis End-stage renal disease patient population Conversion to single-use dialyzers 100% recurring revenue >6% Blood oxygenation Aging population Incidence of heart disease High switching costs Modest Plasmapheresis New treatment technologies Small base, growth through new adoption 8% INDUSTRIAL & SPECIALTY FILTRATION Global demand for clean water Increasing need for purity in industrial and pharma processes Multiple fast growing, high-value applications >8%

Global infrastructure and customer base 2008 Net Sales by Geography* Manufacturing facility Sales office Operating headquarters Operations * Net sales by customer location Corydon, IN Charlotte, NC* Owensboro, KY* Sélestat, France* Wuppertal, Germany* Tokyo, Japan Shanghai, China Prachinburi, Thailand* Sao Paulo, Brazil Obernberg, Germany Tianjin, China Norderstedt, Germany Seoul, Korea * Indicates technical center in addition to manufacturing facility Piney Flats, TN Feistritz, Austria Shenzhen, China Bangalore, India Europe 36% North America 26% Other 8% Asia 30%

High Recurring Revenue Base of Business 60-70% of revenues are recurring in nature Lead-acid transportation sales approximately 80% replacement Healthcare largely unaffected by economy Large portion of filtration sales to food, beverage and pharma applications In the short-term, portions of business sensitive to economy Lead-acid OEM business for transportation and industrial Lithium consumer electronics Filtration microelectronics and specialty industrial applications Even with economic downturn lithium application growth continues EV/HEV Electronics Power Tools and Lawn & Garden

Financials LYNN AMOS Chief Financial Officer

Revenue and Adjusted EBITDA Adjusted EBITDA ($ millions) Net sales ($ millions) * Adjusted EBITDA includes $2.0 million of cellulosic restructuring add-backs not allowed in Adjusted EBITDA per the prior Credit Agreement $134 $142 $155 $176 $163 40 80 120 160 $200 2005 2006* 2007 2008 LTM Q1- 2009

Best-in-class Adjusted EBITDA and cash flow margins Cash flow margin* (LTM) Source: Management estimates of peer company information based on public filings (with last twelve month information for the most recent period available for each respective company) * Defined as Adjusted EBITDA less capex Adjusted EBITDA margin (LTM) 21.7% 18.5% 13.8% 13.4% 9.9% Polypore Millipore Pall CLARCOR Donaldson

No Material Debt Maturities Until 2012 - If any of the 8.75% bonds due on 5/12/2012 are outstanding on 2/1/2012, then the term loans will mature on that date Polypore has an undrawn $90 million revolver $ 345.6 $ 3.6 $ 427.5 $ 3.6 $ 3.6 $ 2.7 $ 786.8 Total Debt - - - - - - 0.1 Other - - 423.9 - - - 423.9 Bonds $ 43.4 0.5 0.5 0.5 0.5 0.3 45.6 Euro Term Loan $ 302.2 $ 3.2 $ 3.2 $ 3.2 $ 3.2 $ 2.4 $ 317.2 US Term Loan 2014 2013 2012 2011 2010 2009 4/4/2009 Debt Balance As of

Cash & Liquidity Summary Strengthened our capital structure over the last 2 years: 2007 IPO proceeds paid off 10.5% senior discount notes Simultaneously refinanced senior debt and revolving credit facilities in covenant-light deal Approximately $184MM in total liquidity between cash on hand and availability under our revolving credit facility as of Q1-2009 Cash generating businesses Basic annual cash needs of approximately $100MM. Indicative example: $60MM debt service ($55MM cash interest and $5MM principal payments) $15-$20MM core business CAPEX $10MM cash taxes $10MM misc. items – restructuring, environmental, FTC, etc

Polypore has a large non-cash amortization expense — 2008 EPS impact of approximately $0.31 2008 actual amortization expense

Polypore is well positioned for long-term growth Leading market positions Our markets have an attractive mix of growth and stability characteristics Proven innovation through a breadth of proprietary process and product technology Global infrastructure and customer base Polypore is well positioned to capitalize on growing and sustainable demand associated with mobile & portable energy and purity as it relates to high performance filtration

APPENDIX

Non-GAAP Supplemental Information Adjusted EBITDA is a non-GAAP financial measure presented herein as a supplemental disclosure to net income and reported results. Adjusted EBITDA is defined in Polypore’s credit agreement and represents earnings before interest, taxes, depreciation and amortization and certain non-operating items, business restructuring costs, costs incurred in connection with the purchase of our 10.50% senior discount notes and refinancing of our credit facilities and other non-cash or non-recurring charges. In addition, Adjusted EBITDA includes the pro forma impact of acquisitions as if the acquisitions occurred on the first day of the period presented. For more information regarding the computation of Adjusted EBITDA and the reconciliation of Adjusted EBITDA to net income please see the attached financial table. Polypore presents Adjusted EBITDA because it believes that it is a useful indicator of its operating performance. Adjusted EBITDA is a measure used in our credit agreement to determine the availability of borrowings under our revolving credit facility. Polypore’s management also uses Adjusted EBITDA to review and assess its operating performance in connection with employee incentive programs and the preparation of its annual budget and financial projections. We believe that the use of Adjusted EBITDA also facilitates the comparison of results for current periods with results for past periods.

Appendix A Adjusted EBITDA $ 162.9 Adjusted EBITDA 0.9 Other non-cash or non-recurring charges 1.9 Costs related to the FTC complaint 6.7 Costs related to the strike at our Owensboro, KY facility (0.3) Pro forma adjustment for Microporous and Yuri-Wide acquisitions 60.4 Business restructuring 1.7 Loss on disposal of property, plant, and equipment (2.4) Foreign currency (gain) loss 1.3 Stock compensation 92.7 EBITDA 4.1 Income taxes 58.9 Interest expense, net 54.8 Depcation and amortization Add: $ (25.1) Net income (loss) April 4, 2009 Ended (unaudited, in millions) Twelve Months